KEMPER DIVERSIFIED INCOME FUND

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED OCTOBER 31, 1996

OFFERING INVESTORS THE OPPORTUNITY FOR HIGH CURRENT RETURN

        "...Despite its early losses, the fund rebounded and provided attractive returns for the year..."





                                                             [KEMPER FUNDS LOGO]

CONTENTS

2
At A Glance
2
Terms to Know
3
Economic Overview
5
Management Team
6
Performance Update
10
Portfolio Statistics
11
Portfolio of
Investments
18
Report of
Independent Auditors
19
Financial Statements
21
Notes to
Financial Statements
26
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
 KEMPER DIVERSIFIED INCOME FUND
 TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 1996 (UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

--------------------------------------------------------------------------------

CLASS A                          10.27%
CLASS B                           9.23%
CLASS C                           9.33%
LIPPER GENERAL BOND FUNDS
CATEGORY AVERAGE*                 7.87%
--------------------------------------------------------------------------------


Returns and rankings are historical and do not reflect future performances. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                              AS OF      AS OF
                             10/31/96   10/31/95
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS A                  $5.99      $5.98
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS B                  $5.99      $5.98
--------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME
FUND CLASS C                  $6.01      $6.00
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 KEMPER DIVERSIFIED INCOME
 FUND RANKINGS*
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GENERAL BOND FUNDS CATEGORY

                        CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
1-YEAR                 #3 OF 40   #8 OF 40   #7 OF 40
                         FUNDS      FUNDS      FUNDS
--------------------------------------------------------------------------------
5-YEAR                 #1 OF 11      N/A        N/A
                         FUNDS
--------------------------------------------------------------------------------
10-YEAR                 #1 OF 6      N/A        N/A
                         FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF OCTOBER 31, 1996.

                    CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
1 YEAR INCOME:      $0.5710     $0.5156     $0.5234
--------------------------------------------------------------------------------
OCTOBER
DIVIDEND:           $0.0415     $0.0369     $0.0375
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE+:                8.31%       7.39%       7.49%
--------------------------------------------------------------------------------
SEC YIELD+:           6.60%       5.96%       6.02%
--------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 1996. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 1996, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

DURATION Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $76 BILLION IN ASSETS, INCLUDING $42 BILLION IN RETAIL
MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we approach the close of 1996, it's remarkable how eventful the year has been and yet, economically, we are essentially where we were one year ago.

     The fundamentals of the economy are remarkably similar today to what they were in 1995. Long-term interest rates are approximately 6.5% compared to 6.3% in November 1995. The economy is growing at a rate of approximately 2.2%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and one year ago is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]


                               NOW (11/30/96)    6 MONTHS AGO    1 YEAR AGO      2 YEAR AGO
    10-YEAR TREASURY RATE(1)         6.2              6.91         5.71             7.81
    PRIME RATE(2)                    8.25             8.25         8.65             8.5
    INFLATION RATE(3)                3.19             2.75         2.6              2.67
    THE U.S. DOLLAR(4)               3.46             9.15        -2.58            -4.52
    CAPITAL GOODS ORDERS(5)*         7.61             3.93        11.3             12.38
    INDUSTRIAL PRODUCTION(5)*        3.6              3.35         1.71             6.58
    EMPLOYMENT GROWTH(6)             2.11             2.08         1.92             3.4

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of October 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


  With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

December 10, 1996

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

MANAGEMENT TEAM

                         KEMPER DIVERSIFIED INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]
J. PATRICK BEIMFORD, JR., JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN 1976 AND IS EXECUTIVE VICE PRESIDENT, CHIEF INVESTMENT OFFICER -- FIXED INCOME AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. BEIMFORD RECEIVED A BACHELOR OF SCIENCE AND INDUSTRIAL MANAGEMENT DEGREE FROM PURDUE UNIVERSITY AND EARNED AN M.B.A. FROM THE UNIVERSITY OF CHICAGO.

[CESSINE PHOTO]
ROBERT CESSINE IS A SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. HE JOINED THE COMPANY IN 1993. CESSINE RECEIVED BOTH HIS B.S. AND M.S. FROM THE UNIVERSITY OF WISCONSIN.

[JOHNS PHOTO]
GORDON JOHNS JOINED ZURICH INVESTMENT MANAGEMENT LIMITED, LONDON (ZIML) IN 1988 AND IS A MANAGING DIRECTOR OF ZIML AND A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. JOHNS GRADUATED FROM BALLIOL COLLEGE, OXFORD, WITH A B.A. IN LAW.

[MCNAMARA PHOTO]
MIKE MCNAMARA HAS BEEN WITH ZKI SINCE 1972 AND IS SENIOR VICE PRESIDENT OF ZKI AND PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]
HARRY RESIS IS A SENIOR VICE PRESIDENT WITH ZKI. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

[TRUTTER PHOTO]
JONATHAN TRUTTER HAS BEEN WITH ZKI SINCE 1989. HE IS A FIRST VICE PRESIDENT OF ZKI AND A PORTFOLIO CO-MANAGER OF KEMPER DIVERSIFIED INCOME FUND. TRUTTER RECEIVED A BACHELOR'S DEGREE WITH DUAL MAJORS IN EAST ASIAN LANGUAGES AND INTERNATIONAL RELATIONS FROM THE UNIVERSITY OF SOUTHERN CALIFORNIA. HE EARNED A MASTER'S OF MANAGEMENT DEGREE FROM KELLOGG GRADUATE SCHOOL OF BUSINESS AT NORTHWESTERN UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

DURING THE FISCAL YEAR, THE PORTFOLIO MANAGEMENT TEAM MADE SIGNIFICANT CHANGES TO THE PORTFOLIO'S DIVERSIFICATION AS WELL AS ITS FOREIGN CURRENCY BOND INVESTMENT STRATEGY. BELOW THE TEAM EXPLAINS HOW THESE ADJUSTMENTS ENABLED THE FUND TO REBOUND FROM LOSSES EARLY IN THE YEAR, WHILE REDUCING THE FUND'S LEVEL OF RISK IN SOME CASES.

Q. DURING THE FISCAL YEAR -- NOVEMBER 1, 1995, THROUGH OCTOBER 31, 1996 -- INTEREST RATES FELL DRAMATICALLY, ROSE FOR NEARLY HALF OF THE YEAR, STABILIZED, THEN BEGAN TO DECLINE AGAIN. WHAT WAS BEHIND THIS VOLATILITY?

A. Rates reversed direction as expectations about the pace of economic growth shifted. At the start of the fiscal year, in November 1995, bond investors were optimistic about the market. It was expected that the economy would continue to grow slowly, inflation would remain low, and that the Federal Reserve Board (the Fed) would lower short-term interest rates. The market was also hopeful that the negotiations underway in Washington, D.C. would soon lead to a balanced budget agreement with a solid plan for reducing the federal budget deficit. All of these events were positive for fixed-income investments because they supported a slow-growth, benign inflation environment.

       Economic growth continued to falter through 1995 and the market rallied as investors speculated that more interest rate reductions would be forthcoming. The Federal Reserve Board moved in December 1995, and in January 1996, to lower interest rates. These cuts fueled higher market prices.

       In February 1996, political and economic events caused investors to re-evaluate whether the economy could continue on its slow growth, low inflation path. Federal budget negotiations stalled, and an impasse developed which effectively eliminated the chances for a balanced budget during the year. Additionally, in his testimony before Congress, Fed Chairman Alan Greenspan intimated that the pace of economic growth was improving. This caused some investors to conclude that another reduction in interest rates was not imminent. These events prompted investors to sell, and interest rates rose.

       The most dramatic rise in market rates occurred in early March, when the U.S. Department of Labor announced an unanticipated and significant increase in employment growth. Many bond investors saw this data as evidence that the economy was gaining more momentum than previously anticipated. The news caused a sell-off in the market because more rapid economic growth is associated with higher inflation, which erodes the value of fixed-income investments. Rates continued to rise throughout the spring and then stabilized at higher levels until September, when indicators began to show signs of slowing economic growth. With inflation still under control, these signs of economic weakening convinced the market that the Fed would not need to tighten interest rates in order to keep inflation at bay. As a result of the market's optimism, yields began to fall.

Q. HOW WAS KEMPER DIVERSIFIED INCOME FUND'S PERFORMANCE IMPACTED BY THE INTEREST RATE VOLATILITY?

A. We entered 1996 with a relatively long duration of 6.9 years. This duration served the fund well during the first two months of the period as rates fell precipitously. Remember, duration is a measurement of a fund's sensitivity to interest rates. The longer the duration, the more sensitive it is to interest rate changes.

       Mid-way through January, we shortened duration as we did not believe that the decline in interest rates could continue. We positioned the fund for a more stable interest rate environment and by the end of February, duration was at 6.2 years. Unfortunately, the strong employment release in early March caused the market to trade down sharply and the fund's still longer than average duration hurt returns. By the end of March, we had pulled the fund's duration in to 4.1 years from 6.9 years at the start of January. As rates began to stabilize at their higher levels, we extended the fund's duration to a more market neutral position and at the end of the period, duration was at 5.0 years.

Q.     WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE PORTFOLIO TO REDUCE
DURATION?

A. We shortened duration primarily by reducing our exposure to the government market

PERFORMANCE UPDATE

and by favoring high yield and foreign currency bond investments.

       We reduced our holdings in Treasuries throughout most of the year. As interest rates fell early in the fiscal year, Treasuries offered a good deal of price appreciation potential. And about 22 percent of the fund was invested in Treasuries in late 1995, which enabled us to capture significant price gains as interest rates dropped in December. However, as rates rose, Treasuries became less appealing because they no longer provided potential for appreciation. In January, we began selling Treasuries, which reduced the fund's duration. By June 30, Treasuries had been reduced to about 7 percent of the portfolio. The proceeds from the sales of Treasuries and mortgage-backed securities were used, in part, to increase exposure to high yield and foreign currency bonds, which outperformed nearly all other fixed-income asset classes. At the close of the year, when rates began to decline, we began to slightly increase Treasury holdings.

Q. HIGH YIELD BOND PERFORMANCE HAS RECEIVED A LOT OF ATTENTION IN THE PRESS RECENTLY. WHAT HAS BEEN BEHIND THE SECTOR'S NOTABLE PERFORMANCE?

A. The growing U.S. economy continued to drive strong high yield bond returns during the fiscal year. While most fixed-income investments suffered due to the economy's pickup, high yield bonds flourished in the higher market rate environment that ensued. That's because stronger economic growth fueled corporate earnings, which enabled most companies to meet the interest payments on their outstanding bond issues. The strong stock market was also positive for high yield bonds. It facilitated an increased number of initial public offerings by high yield issuers, which enabled many issuers to pay down their debt. In addition, defaults within the high yield market were virtually nonexistent during the period.

Q.     WHAT ABOUT FOREIGN CURRENCY BONDS?

A. We were bullish on foreign currency bonds for two reasons. First, foreign markets tend to follow a similar economic cycle to the U.S. However, economic cycles abroad have historically tended to lag the U.S. As such, we felt it was likely that foreign markets would begin to experience the slow economic growth and declining interest rate environment that characterized the U.S. in 1995. As witnessed by U.S. fixed-income returns in 1995, that type of economy is generally positive for bond investments. The second reason was that in December 1995, the fund began the use of limited hedging for the foreign currency allocation. By hedging the foreign currencies back to the dollar, we were able to reduce some of the currency risk involved with foreign non-dollar investments. By April, approximately 70 percent of the foreign currency allocation was hedged back to the dollar, which largely insulated the fund from the appreciation of the dollar that occurred against most major European currencies.

Q.     HOW DO YOU MANAGE THE FOREIGN CURRENCY BOND SELECTION PROCESS?

A. During the year we made a significant adjustment in our foreign currency investment strategy. Historically, we've managed the foreign currency allocation by investing in a handful of markets with the potential to outperform. While this approach was generally beneficial, we came to feel that we would have the opportunity for comparable returns through broader diversification, while reducing the level of risk of our forecasts.

       By October 31, 1996, we owned foreign currency bonds from 17 countries as compared to our previous average of four or five countries. While future performances cannot be predicted, this increased level of diversification has enabled us to achieve our objective of reduced volatility with competitive returns.

       We were not invested in Japan because the low yield of these bonds (approximately 2-3 percent) made them unappealing.

Q.     WHAT CAN YOU TELL US ABOUT THE OTHER SECTORS IN WHICH THE FUND INVESTS?

A. Two other sectors in which the fund invests are emerging markets and high grade corporate bonds. Emerging markets performed particularly well during the period as the fundamental outlook for these markets continued to improve. Although performance of this sector was strong in 1996, we kept exposure between 5 and 8 percent of the portfolio because of the historical volatility of this sector. The fund's high grade

PERFORMANCE UPDATE

corporate sector has been underweighted due to the historically tight spreads that exist currently.

Q.     WERE THERE ANY DISAPPOINTMENTS DURING THE YEAR?

A. Well, the unexpected shift in interest rates during the first part of the year was really our primary disappointment. As mentioned before, the duration of the fund was long as rates backed up and the fund's performance suffered.

       Despite its early losses, the fund rebounded and provided attractive returns for the year. Class A shares gained 10.27%, Class B shares gained 9.23% and Class C shares gained 9.33%. Returns for all share classes were higher than the 7.67% average return of the General Bond Fund category as tracked by Lipper Analytical Services, Inc.

Q.     WHAT'S YOUR OUTLOOK FOR THE BOND MARKET?

A. Our outlook for the market is optimistic. We expect that long-term rates will remain within a range of between 6 to 7 percent. At the close of the fund's fiscal year the yield on the long bond was approximately 6.5 percent. For rates to move to the low end of that range, some credible progress would need to be made by the President and Congress in agreeing to reduce the federal budget deficit. Any progress on the budget would of course be very beneficial for the bond market. If rates move higher, it would probably be the result of inflationary concerns, which would of course upset the market. The current environment is definitely a positive one for the overall bond market and Kemper Diversified Income Fund.

PERFORMANCE UPDATE

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
-------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1996 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                           LIFE OF
                                               1-YEAR   5-YEAR   10-YEAR    CLASS
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND CLASS A          5.32%   10.84      9.78%     10.50%   (SINCE 6/23/77)
-----------------------------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND CLASS B          6.23      N/A       N/A       7.69    (SINCE 5/31/94)
-----------------------------------------------------------------------------------------------------
KEMPER DIVERSIFIED INCOME FUND CLASS C          9.33      N/A       N/A       8.96    (SINCE 5/31/94)
-----------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Diversified Income Fund Class A FROM 6/23/77 THROUGH 10/31/96
-------------------------------------------------------------------------------

                                                        6/23/77     12/31/80      12/31/84      12/31/90     10/31/96
-----------------------------------------------------------------------------------------------------------------------
-Kemper Diversified Income Fund Class A(1)                10000        14800          24954         26165         69165
-Lehman Brothers Government/Corporate Bond Index+         10000        10751          22776         35848         58461
-Consumer Price Index++                                   10000        142217         18007         22043         25997

                                  [LINE GRAPH]
-------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Diversified Income Fund Class B FROM 5/31/94 THROUGH 10/31/96
-------------------------------------------------------------------------------

                                                        5/31/94     12/31/94      12/31/95      10/31/96
---------------------------------------------------------------------------------------------------------
-Kemper Diversified Income Fund Class B(1)                10000       9794           11612         11963
-Lehman Brothers Government/Corporate Bond Index+         10000      10063           11999         12261
-Consumer Price Index++                                   10000      10149           10407         10732

                                  [LINE GRAPH]
------------------------------------------------------------------------------
 Growth of an assumed $10,000 investment in
 Kemper Diversified Income Fund Class C FROM 5/31/94 THROUGH 10/31/96
-------------------------------------------------------------------------------


                                                        5/31/94     12/31/94      12/31/95      10/31/96
---------------------------------------------------------------------------------------------------------
-Kemper Diversified Income Fund Class C(1)                10000       9816           11648         12307
-Lehman Brothers Government/Corporate Bond Index+         10000      10063           11999         12261
-Consumer Price Index++                                   10000      10149           10407         10732

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of dividends and for Class A shares adjustment for the maximum sales charge of 4.5%, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) as follows: 1-year, 3%; 5-year, 1%; since inception, 0% and for C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase.

The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of assets in foreign securities which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect your investment.

1 Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing the performance of the fund to that of the Lehman Brothers Government/Corporate Bond Index and the Consumer Price Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data Systems.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                         ON 10/31/96                 ON 10/31/95
--------------------------------------------------------------------------------
HIGH YIELD CORPORATES                         35%                         29%
--------------------------------------------------------------------------------
EMERGING MARKETS                               6                           5
--------------------------------------------------------------------------------
FOREIGN CURRENCY BONDS                        25                          21
--------------------------------------------------------------------------------
HIGH GRADE CORPORATES                          1                           4
--------------------------------------------------------------------------------
MORTGAGES                                     13                          11
--------------------------------------------------------------------------------
TREASURY NOTES & BONDS                        13                          22
--------------------------------------------------------------------------------
CASH EQUIVALENTS                               7                           7
--------------------------------------------------------------------------------
OTHER                                         --                           1
--------------------------------------------------------------------------------
                                             100%                        100%

                                        [PIE CHART]                  [PIE CHART]
                                        ON 10/31/96                  ON 10/31/95
YEARS TO MATURITY

--------------------------------------------------------------------------------
                                         ON 10/31/96                 ON 10/31/95
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                           0%                          7%
--------------------------------------------------------------------------------
1-10 YEARS                                    73                          60
--------------------------------------------------------------------------------
10-20 YEARS                                   19                          16
--------------------------------------------------------------------------------
20+ YEARS                                      8                          17
--------------------------------------------------------------------------------
                                             100%                        100%

                                 [PIE CHART]                         [PIE CHART]
                                 ON 10/31/96                         ON 10/31/95
AVERAGE MATURITY

--------------------------------------------------------------------------------
                                 ON 10/31/96                         ON 10/31/95
--------------------------------------------------------------------------------
AVERAGE MATURITY                  8.2 YEARS                          11.7 YEARS
--------------------------------------------------------------------------------

* Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER DIVERSIFIED INCOME FUND
Portfolio of Investments at October 31, 1996
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS                                                                        PRINCIPAL
                                                                                               AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT--44.0%                    U.S. Treasury Notes
                                            8.875%, 1997                                   $      36,300      $ 37,497
                                            8.125%, 1998                                          37,000        38,127
                                            9.25%, 1998                                           60,000        63,544
                                          U.S. Treasury Bonds
                                            10.75%, 2005                                          40,000        51,694
                                            9.125%, 2009                                          26,600        30,839
                                            13.875%, 2011                                          4,350         6,623
                                            12.00%, 2013                                           9,200        13,251
                                          Federal National Mortgage Association
                                            7.50%, 2026                                           15,000        15,028
                                            8.50%, 2026                                           19,000        19,653
                                          Government National Mortgage Association
                                            7.50%, 2024-2026                                      31,359        31,485
                                            8.00%, 2026                                           34,000        34,765
                                          -------------------------------------------------------------------------------
                                          TOTAL U.S. GOVERNMENT OBLIGATIONS
                                          (Cost $340,037)                                                      342,506
                                          -------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
FOREIGN                                (a)Republic of Argentina
GOVERNMENTS--31.4%                          (PRINCIPAL AMOUNT IN U.S. DOLLARS)
(PRINCIPAL AMOUNT IN LOCAL                  6.3125%, 2005                                          8,232         6,753
CURRENCY, UNLESS OTHERWISE                  5.25%, 2023                                           12,450         7,381
INDICATED)                                  6.5625%, 2023                                          4,600         3,318
                                          Commonwealth of Australia
                                            12.00%, 2001                                           2,240         2,146
                                            10.00%, 2006                                           2,660         2,476
                                          Republic of Austria,
                                            5.875%, 2000                                          35,800         3,507
                                          Kingdom of Belgium,
                                            9.00%, 2003                                          271,216        10,311
                                          Federal Republic of Brazil
                                            (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                       (a)  6.50%, 2006                                            4,100         3,473
                                       (a)  6.50%, 2024                                           11,400         8,358
                                            8.00%, 2014, PIK                                       5,094         3,504
                                          Government of Canada,
                                            7.50%, 2003                                           17,075        13,760
                                          Kingdom of Denmark,
                                            8.00%, 2001                                           37,270         7,022
                                          Republic of Finland,
                                            10.00%, 2001                                           7,000         1,859
                                          French Treasury
                                            8.50%, 2000                                           12,000         2,646
                                            8.50%, 2002                                           68,808        15,706
                                            6.75%, 2003                                           43,000         9,027
                                          German Bundesrepublic,
                                            8.25%, 2001                                           55,557        41,720
                                          Government of Ireland,
                                            9.25%, 2003                                              802         1,499
                                          Italian Treasury,
                                            10.50%, 2000                                      37,865,000        27,455
                                          Government of the Netherlands,
                                            7.00%, 2003                                           19,375        12,406

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL
                                                                                       AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
                                 Commonwealth of New Zealand,
                                   10.00%, 2002                                     $       858      $    679
                                 Kingdom of Norway,
                                   9.50%, 2002                                            5,850         1,061
                              (a)Republic of Poland,
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                   3.75%, 2014                                            3,900         3,221
                                 Republic of Portugal,
                                   8.75%, 2001                                          151,120         1,055
                                 Kingdom of Spain,
                                   11.30%, 2002                                       1,158,500        10,665
                                 Kingdom of Sweden
                                   13.00%, 2001                                           9,100         1,741
                                   10.25%, 2003                                          33,100         5,901
                                 United Kingdom
                                   8.50%, 2005                                           12,170        20,983
                                   8.50%, 2007                                            1,638         2,809
                                 United Mexican States
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                   11.375%, 2016                                          2,730         2,722
                              (a)  6.3975%, 2019                                          6,325         5,210
                                 Banco Nacional De Comercio Exterior,
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                   7.25%, 2004                                            2,364         1,986
                                 Republic of Venezuela,
                                   (PRINCIPAL AMOUNT IN U.S. DOLLARS)
                                   6.625%, 2007                                           2,500         2,051
                                 -------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                 (Cost $234,317)                                                      244,411
                                 -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--34.9%
----------------------------------------------------------------------------------------------------------------
AEROSPACE--1.3%                  Airlines Pass Thru Class D, 10.875%, 2019                1,200         1,305
                                 Fairchild Corporation, 12.00%, 2001                      1,975         1,980
                                 Howmet Inc., 10.00%, 2003                                1,560         1,673
                                 K & F Industries, Inc.
                                   11.875%, 2003                                             50            54
                                   10.375%, 2004                                            850           875
                                 RHI Holdings, 11.875%, 1999                              1,415         1,419
                                 UNC, Inc., 11.00%, 2006                                  2,950         3,090
                                 -------------------------------------------------------------------------------
                                                                                                       10,396
----------------------------------------------------------------------------------------------------------------
BROADCASTING, CABLESYSTEMS       Adelphia Communications Corporation, 12.50%,
AND PUBLISHING--5.8%               2002                                                     800           792
                                 Affinity Group, Inc., 11.50%, 2003                       1,480         1,548
                                 American Radio System, 9.00%, 2006                       2,350         2,232
                              (b)Bell Cablemedia PLC
                                   11.95%, 2004                                           2,120         1,749
                                   11.875%, 2005                                            100            73
                                 Big Flower Press, Inc., 10.75%, 2003                     1,215         1,258
                                 Cablevision Systems Corporation
                                   9.25%, 2005                                            1,500         1,414
                                   9.875%, 2013                                             920           853
                                   10.50%, 2016                                             930           902
                                   9.875%, 2023                                             370           337
                                 Century Communications Corporation, 11.875%,
                                   2003                                                   1,430         1,527
                              (b)Charter Communications, 14.00%, 2007                     1,530           868

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS                                                       PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------
                              (b)Comcast UK Cable Partners Limited, 11.20%,
                                   2007                                           $     4,200      $  2,746
                                 Comcast Corporation, 9.125%, 2006                        970           960
                              (b)Echostar Communications, 12.875%, 2004                 2,490         1,973
                                 Frontiervision, 11.00%, 2006                           1,220         1,211
                                 Granite Broadcasting Corp., 10.375%, 2005              1,590         1,602
                                 Intermedia Capital Partners, 11.25%, 2006              1,200         1,203
                              (b)International Cabletel Incorporated
                                   12.75%, 2005                                         2,690         1,843
                                   11.50%, 2006                                           530           322
                                 K-III Communications, 8.50%, 2006                      1,600         1,502
                                 Multicanal Participacoes, 12.625%, 2004                  920           978
                                 Neodata Services, 12.00%, 2003                         1,500         1,522
                                 Netsat Servicos, 12.75%, 2004                            700           733
                              (b)People's Choice TV Unit, 13.125%, 2004                   150            79
                                 Rogers Communications, 10.875%, 2004                   3,000         3,090
                                 Sinclair Broadcasting Group, Inc., 10.00%,
                                   2003                                                 1,660         1,621
                                 Sullivan Broadcasting, 10.25%, 2005                    1,160         1,160
                                 TeleWest Communications PLC,
                                   9.625%, 2006                                         1,350         1,347
                              (b)  11.00%, 2007                                         4,185         2,678
                              (b)UIH Australia Pacific, Inc., 14.00%, 2006              5,370         2,806
                                 Univision TV, 11.75%, 2001                               670           705
                              (b)Videotron Holdings PLC
                                 11.125%, 2004                                          1,100           894
                                 11.00%, 2005                                             840           613
                                 Young Broadcasting Inc., 11.75%, 2004                    180           192
                                 -------------------------------------------------------------------------------
                                                                                                     45,333
----------------------------------------------------------------------------------------------------------------
CHEMICALS AND                    Agriculture, Mining and Chemicals, Inc.,
AGRICULTURE--1.7%                  10.75%, 2003                                           710           756
                                 Arcadian Partners, L.P., 10.75%, 2005                  1,330         1,468
                                 Atlantis Group, Inc., 11.00%, 2003                     1,328         1,331
                                 Hines Horticulture, 11.75%, 2005                       2,690         2,824
                                 NL Industries, 11.75%, 2003                              700           722
                                 Pioneer Americas Acquisition Corporation,
                                   13.375%, 2005                                        1,020         1,132
                                 Polymer Group Inc., 12.25%, 2002                         813           883
                                 Rexene Corporation, 11.75%, 2004                       1,900         2,100
                                 Terra Industries Inc., 10.50%, 2005                      650           701
                                 UCC Investors Holdings, Inc., 10.50%, 2002             1,460         1,548
                                 -------------------------------------------------------------------------------
                                                                                                     13,465

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS                                                         PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--3.4%             CAI Wireless Systems, 12.25%, 2002               $     1,000      $    965
                              (b)Call-Net Enterprises Inc., 13.25%, 2004                  850           673
                              (b)Cellular, Inc., 11.75%, 2003                             705           613
                                 CommNet Cellular, 11.25%, 2005                           370           386
                              (b)CS Wireless, 11.375%, 2006                             2,080           967
                              (b)ICG Holdings, 13.50%, 2005                             1,785         1,178
                                 Impsat Corp., 12.125%, 2003                              930           953
                                 Intermedia Communications of Florida Inc.,
                                   13.50%, 2005, with warrants expiring 2000            1,515         1,784
                              (b)Millicom International Cellular S.A.,
                                   13.50%, 2006                                           920           524
                                 Nextlink Communications, 12.50%, 2006                    635           652
                                 Paging Network, Inc.
                                   11.75%, 2002                                         1,145         1,239
                                   10.125%, 2007                                        2,300         2,317
                              (b)PanAmSat, L.P., 11.375%, 2003                          1,880         1,725
                                 Rogers Cantel
                                   11.125%, 2002                                        3,241         3,423
                                   9.375%, 2008                                           560           564
                                   9.75%, 2016                                            560           556
                              (b)Shared Technology, 12.25%, 2006                          800           632
                                 USA Mobile Communications, Inc. II, 14.00%,
                                   2004                                                 1,770         1,982
                                 Vanguard Cellular Systems, 9.375%, 2006                2,870         2,856
                                 Western Wireless, 10.50%, 2006                         1,880         1,894
                                 -------------------------------------------------------------------------------
                                                                                                     25,883
----------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--1.1%     American Standard Inc., 11.375%, 2004                  3,050         3,286
                              (b)Building Materials Corporation of America,
                                   11.75%, 2004                                         2,700         2,241
                                 Nortek, Inc., 9.875%, 2004                             1,400         1,368
                                 Triangle Pacific Corporation, 10.50%, 2003             1,800         1,899
                                 -------------------------------------------------------------------------------
                                                                                                      8,794
----------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                AMF Group
AND SERVICES--2.8%                 10.875%, 2006                                        3,010         3,117
                              (b)  12.25%, 2006                                           580           357
                                 Avondale Mills, 10.25%, 2006                           1,480         1,521
                                 Cinemark USA, Inc., 9.625%, 2008                       1,200         1,176
                                 Dimon, Inc., 8.875%, 2006                              2,750         2,826
                              (b)Dr. Pepper Bottling Holdings, Inc.,
                                   11.625%, 2003                                        1,290         1,184
                                 Herff Jones, Inc., 11.00%, 2005                          600           639
                                 Premier Parks Inc., 12.00%, 2003                       1,220         1,321
                              (b)Six Flags Theme Park, 12.25%, 2005                     3,680         3,330
                                 Van De Kamps, Inc., 12.00%, 2005                         600           653
                                 West Point Stevens Inc., 9.375%, 2005                  5,310         5,363
                                 -------------------------------------------------------------------------------
                                                                                                     21,487
----------------------------------------------------------------------------------------------------------------
DRUGS AND                        Dade International Inc., 11.125%, 2006                 1,000         1,067
HEALTH CARE--1.3%                Genesis Health Venture, 9.25%, 2006                      720           718
                                 Magellan Health Services, 11.25%, 2004                 1,220         1,345
                                 Ornda Healthcorporation
                                   12.25%, 2002                                         1,240         1,328
                                   11.375%, 2004                                          830           944
                                 Tenet Healthcare
                                   8.625%, 2003                                         2,000         2,110
                                   10.125%, 2005                                        1,990         2,184
                                 Unison Healthcare, 12.25%, 2006                          600           605
                                 -------------------------------------------------------------------------------
                                                                                                     10,301

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS                                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------
ENERGY AND                       Benton Oil & Gas Co., 11.625%, 2003              $       970      $  1,062
RELATED SERVICES--2.7%           Chesapeake Energy Corporation, 10.50%, 2002              960         1,031
                                 Clark USA Inc., 10.875%, 2005                            770           791
                                 Coda Energy, 10.50%, 2006                              1,000         1,046
                                 Empire Gas Corporation, 7.00%, with warrants,
                                   2004                                                 1,000           863
                                 Ferrellgas Partners, L.P., 9.375%, 2006                1,040         1,040
                                 Flores & Rucks, 9.75%, 2006                              340           349
                                 Forcenergy, 9.50%, 2006                                  570           570
                                 Gulf Canada Resources Limited
                                   9.25%, 2004                                            610           633
                                   9.625%, 2005                                           720           760
                                   8.35%, 2006                                          4,000         4,159
                                 Oryx Energy Co., 8.375%, 2004                          4,000         4,160
                                 Santa Fe Energy Resources, Inc., 11.00%, 2004            310           341
                                 United Meridian Corp., 10.375%, 2005                   2,700         2,916
                                 Vintage Petroleum, 9.00%, 2005                         1,430         1,444
                                 -------------------------------------------------------------------------------
                                                                                                     21,165
----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES,              Aames Financial, 9.125%, 2003                             90            91
HOME BUILDERS AND                Chelsea GCA Realty, 7.75%, 2001                        2,340         2,382
REAL ESTATE--1.0%                Continental Homes Holding, 10.00%, 2006                  400           404
                                 Forecast Group, 11.375%, 2000                            825           726
                                 Hovnanian Kent, 11.25%, 2002                           1,384         1,386
                                 Intertek Finance, 10.25%, 2006                           650           657
                                 J.M. Peters Company, 12.75%, 2002                        550           517
                                 Ryland Group, 10.50%, 2006                             1,730         1,765
                                 -------------------------------------------------------------------------------
                                                                                                      7,928
----------------------------------------------------------------------------------------------------------------
LODGING AND GAMING--2.5%         Bally's Park Place Funding, Inc., 9.25%, 2004          5,160         5,650
                                 Eldorado Resorts, 10.50%, 2006                           530           556
                                 Empress River Casino, 10.75%, 2002                     1,410         1,500
                                 Harvey's Casino Resorts, 10.625%, 2006                 2,450         2,560
                                 MGM Grand Hotel Finance Corporation, 12.00%,
                                   2002                                                 3,000         3,263
                                 Players International, 10.875%, 2005                   1,600         1,584
                                 Station Casinos Inc., 10.125%, 2006                    2,160         2,106
                                 Trump Atlantic City, 11.25%, 2006                      2,470         2,340
                                 -------------------------------------------------------------------------------
                                                                                                     19,559
----------------------------------------------------------------------------------------------------------------
MANUFACTURING, METALS            Aftermarket Technology, 12.00%, 2004                   1,180         1,298
AND MINING--4.6%                 Alvey Systems, 11.375%, 2003                           3,755         3,933
                                 Bluebird Body Company, 11.75%, 2002                    1,660         1,718
                                 Collins & Aikman Corporation, 11.50%, 2006             2,090         2,187
                                 Crain Industries, Inc., 13.50%, 2005                     700           780
                                 Day International Group, Inc., 11.125%, 2005           3,060         3,198
                                 Delco Remy International, 10.625%, 2006                  580           597
                                 Essex Group Incorporated, 10.00%, 2003                   980         1,009
                                 Euramax International PLC, 11.25%, 2006                  960           979
                                 Fairfield Manufacturing Company, 11.375%, 2001           620           642
                              (b)Foamex - JPS Automotive L.P., 14.00%, with
                                   warrants, 2004                                       1,200           978
                                 Foamex L.P.
                                   9.50%, 2000                                          1,450         1,472
                                   11.25%, 2002                                           800           836
                                 Great Dane Holding Company, 12.75%, 2001                 885           872
                                 GS Technologies
                                   12.00%, 2004                                           570           591
                                   12.25%, 2005                                           940           986
                                 Hayes Wheels Intl., 11.00%, 2006                       1,785         1,856

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS                                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------
                                 IMO Industries, 11.75%, 2006                     $     1,775      $  1,828
                                 Jordan Industries, 10.375%, 2003                       1,440         1,404
                                 JPS Automotive Products Corporation, 11.125%,
                                   2001                                                   530           542
                                 Knoll Inc., 10.875%, 2006                              2,320         2,488
                                 Newflo Corporation, 13.25%, 2002                       1,070         1,185
                                 Penda Industries Inc., 10.75%, 2004                      920           902
                                 Spinnaker Industries, 10.75%, 2006                       570           573
                                 Thermadyne Industries, Inc.
                                   10.25%, 2002                                         1,637         1,694
                                   10.75%, 2003                                           682           702
                                 Weirton Steel Corp., 11.375%, 2004                       760           754
                                 -------------------------------------------------------------------------------
                                                                                                     36,004
----------------------------------------------------------------------------------------------------------------
PAPER AND FOREST                 Berry Plastics Corporation, 12.25%, 2004                 505           548
PRODUCTS AND                     BPC Holding Corp., 12.50%, 2006                          810           850
CONTAINERS--3.1%                 Container Corporation of America, 11.25%, 2004           545           580
                                 Crown Paper, 11.00%, 2005                              1,460         1,372
                                 Four M Corporation, 12.00%, 2006                         550           572
                                 Gaylord Container Corporation, 12.75%, 2005            1,320         1,449
                                 Maxxam Group, Inc.
                                   11.25%, 2003                                         2,080         2,122
                              (b)  12.25%, 2003                                           150           126
                                 National Fiberstock, 11.625%, 2002                       800           836
                                 Owens-Illinois, Inc.
                                   11.00%, 2003                                         1,890         2,077
                                   9.75%, 2004                                          1,740         1,805
                                   9.95%, 2004                                          2,070         2,168
                                 Printpack Inc., 10.625%, 2006                          1,270         1,314
                                 Repap New Brunswick Inc., 10.625%, 2005                  730           741
                                 Riverwood International
                                   10.25%, 2006                                           870           841
                                   10.875%, 2008                                        2,390         2,190
                                 Specialty Paperboard, 9.375%, 2006                       770           775
                                 Stone Container Corporation
                                   11.50%, 2006                                         2,310         2,397
                                   11.875%, 2016                                          940           982
                                 U.S. Can Corp., 10.125%, 2006                            560           577
                                 -------------------------------------------------------------------------------
                                                                                                     24,322
----------------------------------------------------------------------------------------------------------------
RETAILING--1.9%                  Brunos, 10.50%, 2005                                   1,995         2,040
                                 Dominick's Finer Foods, 10.875%, 2005                    760           835
                                 Federated Department Stores, Inc., 10.00%,
                                   2001                                                 4,000         4,378
                                 Finlay Fine Jewelry Corporation, 10.625%, 2003         4,070         4,192
                                 Guitar Center Management, 11.00%, 2006                   460           483
                                 Michaels Stores, 10.875%, 2006                           480           418
                                 Pathmark Stores, Inc., 11.625%, 2002                   2,190         2,258
                                 -------------------------------------------------------------------------------
                                                                                                     14,604

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL AMOUNT OR NUMBER OF SHARES         VALUE
----------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--1.7%              Coinmach Corporation, 11.75%, 2005               $     2,120      $  2,290
                                 Communication and Power Industry, Inc.,
                                   12.00%, 2005                                           550           599
                                 Computervision Corporation, 11.375%, 1999              3,430         3,597
                                 Corporate Express Inc., 9.125%, 2004                     940           945
                                 Delta Air Lines, 9.875%, 2008                          1,384         1,572
                                 Monarch Marking Systems, 12.50%, 2003                    880           972
                              (b)Transtar Holdings, L.P., 13.375%, 2003                   670           509
                                 United Airlines, 9.56%, 2018                           2,000         2,259
                                 -------------------------------------------------------------------------------
                                                                                                     12,743
                                 -------------------------------------------------------------------------------
                                 TOTAL CORPORATE OBLIGATIONS
                                 (Cost: $265,212)                                                  $271,984
                                 -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--.6%            (c)Capital Pacific Holdings                               4,345shs.         4
                              (c)Echostar Communications                               15,360           453
                              (c)Gaylord Container Corporation                        417,954         3,135
                              (c)Grand Union Company                                   48,037           324
                              (c)Intelcom Group, Inc., warrants                         4,026            50
                              (c)Thrifty Payless Inc.                                   7,695           165
                              (c)Waxman Industries, Inc., warrants                    222,607           445
                                 -------------------------------------------------------------------------------
                                 TOTAL COMMON STOCKS
                                 (Cost: $4,021)                                                       4,576
                                 -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MONEY MARKET                     Yields--5.18%-5.28%
INSTRUMENTS--1.2%                Due--November and December 1996
                                 (Cost: $9,683)                                        $9,700         9,683
                                 -------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--112.1%
                                 (Cost: $853,270)                                                   873,160
                                 -------------------------------------------------------------------------------
                                 LIABILITIES LESS OTHER ASSETS--(12.1%)                             (94,408)
                                 -------------------------------------------------------------------------------
                                 NET ASSETS--100%                                                  $778,752
                                 -------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Variable rate security. Rate shown is effective rate on October 31, 1996 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under the terms of the initial offering.

(c) Non-income producing security.

PIK denotes that interest or dividends are paid in kind.

Based on the cost of investments of $853,270,000 for federal income tax purposes at October 31, 1996, the gross unrealized appreciation was $24,495,000, the gross unrealized depreciation was $4,605,000 and the net unrealized appreciation of investments was $19,890,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER DIVERSIFIED INCOME FUND

          We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Diversified Income Fund as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Diversified Income Fund at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          December 17, 1996

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------------

Investments, at value
(Cost: $853,270)                                                                              $ 873,160
-------------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                                7,360
-------------------------------------------------------------------------------------------------------
  Investments sold                                                                                  416
-------------------------------------------------------------------------------------------------------
  Interest                                                                                       19,976
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                900,912
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------------

Cash overdraft                                                                                      133
-------------------------------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                                              981
-------------------------------------------------------------------------------------------------------
  Investments purchased                                                                         119,974
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                    363
-------------------------------------------------------------------------------------------------------
  Distribution services fee                                                                         169
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                       151
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                            339
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           50
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                           122,160
-------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                    $ 778,752
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------------

Paid-in capital                                                                               $ 915,712
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on sales of investments and foreign currency transactions        (161,894)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and liabilities in foreign currencies      18,588
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                               6,346
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                   $ 778,752
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 THE PRICING OF SHARES
-------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($509,690,200 / 85,081,900 shares outstanding)                                                  $5.99
-------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50% of offering price)                     $6.27
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per
  share ($262,264,300 / 43,777,800 shares outstanding)                                            $5.99
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to contingent deferred sales charge) per
  share ($6,787,200 / 1,128,700 shares outstanding)                                               $6.01
-------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($10,000 / 1,700 shares outstanding)                                                            $6.00
-------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 1996
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------

Interest income                                                                                $ 66,719
-------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                                  4,239
-------------------------------------------------------------------------------------------------------
  Distribution fee                                                                                1,942
-------------------------------------------------------------------------------------------------------
  Administrative services fee                                                                     1,655
-------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                          2,145
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  61
-------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                                           166
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           35
-------------------------------------------------------------------------------------------------------
    Total expenses                                                                               10,243
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                            56,476
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments and foreign currency transactions                     7,381
-------------------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                                       809
-------------------------------------------------------------------------------------------------------
    Net realized gain                                                                             8,190
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and assets and liabilities in foreign
  currencies                                                                                      7,415
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                          15,605
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $ 72,081
-------------------------------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                               YEAR ENDED OCTOBER 31,
                                                                             1996                 1995
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------
  Net investment income                                                    $ 56,476                67,431
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    8,190                  (384)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                          7,415                20,625
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                         72,081                87,672
---------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income                        (70,190)              (60,998)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions                      22,639               (10,466)
---------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                 24,530                16,208
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------

Beginning of period                                                         754,222               738,014
---------------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of
$6,346 and $16,057, respectively)                                          $778,752               754,222
---------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper Diversified Income Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996 a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of

NOTES TO FINANCIAL STATEMENTS

                             the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain or loss from investments and foreign currency transactions, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At October 31, 1996 the Fund had $94,092,000 in purchase commitments outstanding (12% of net assets), with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at October 31, 1996, amounting to approximately $157,533,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1997 through 2003.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion.

NOTES TO FINANCIAL STATEMENTS

                             The Fund incurred a management fee of $4,239,000 for the year ended October 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                     COMMISSIONS ALLOWED
                                                                                            BY KDI
                                                                 COMMISSIONS     ----------------------------
                                                               RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                               ---------------   ------------   -------------
                             Year ended October 31, 1996          $ 129,000         737,000         69,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and CDSC received in connection with the redemption of such shares are as follows:

                                                                                         COMMISSIONS AND
                                                                                        DISTRIBUTION FEES
                                                               DISTRIBUTION FEES           PAID BY KDI
                                                                   AND CDSC        ----------------------------
                                                                RECEIVED BY KDI    TO ALL FIRMS   TO AFFILIATES
                                                               -----------------   ------------   -------------
                             Year ended October 31, 1996          $ 2,388,000       1,791,000         54,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                       ASF PAID BY KDI
                                                                 ASF PAID BY     ----------------------------
                                                               THE FUND TO KDI   TO ALL FIRMS   TO AFFILIATES
                                                               ---------------   ------------   -------------
                             Year ended October 31, 1996         $ 1,655,000      1,692,000         55,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,519,000 for the year ended October 31, 1996.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended October 31, 1996, the Fund made no payments to its officers and incurred trustees' fees of $34,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4    INVESTMENT TRANSACTIONS For the year ended October 31, 1996, investment transactions (excluding short-term instruments) are as follows (dollars in thousands):

                             Purchases                                $2,589,864

                             Proceeds from sales                       2,523,791

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                            YEAR ENDED OCTOBER 31,
                                                                    1996                              1995
                                                           -----------------------           -----------------------
                                                           SHARES         AMOUNT             SHARES         AMOUNT
                                      -------------------------------------------------------------------------------
                                         SHARES SOLD
                                      -------------------------------------------------------------------------------
                                       Class A              13,566       $  80,537            15,745       $  91,132
                                      -------------------------------------------------------------------------------
                                       Class B              11,847          70,188            12,618          73,317
                                      -------------------------------------------------------------------------------
                                       Class C               1,092           6,475               458           2,660
                                      -------------------------------------------------------------------------------
                                       Class I                   5              29                --              --
                                      -------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                      -------------------------------------------------------------------------------
                                       Class A               4,911          29,059             4,342          25,151
                                      -------------------------------------------------------------------------------
                                       Class B               2,405          14,237             2,146          12,431
                                      -------------------------------------------------------------------------------
                                       Class C                  49             294                21             124
                                      -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                      -------------------------------------------------------------------------------
                                       Class A             (19,272)       (114,353)          (23,466)       (136,212)
                                      -------------------------------------------------------------------------------
                                       Class B             (10,233)        (60,748)          (13,450)        (78,345)
                                      -------------------------------------------------------------------------------
                                       Class C                (514)         (3,060)             (125)           (724)
                                      -------------------------------------------------------------------------------
                                       Class I                  (3)            (19)               --              --
                                      -------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                      -------------------------------------------------------------------------------
                                       Class A               2,536          15,078             4,551          26,461
                                      -------------------------------------------------------------------------------
                                       Class B              (2,537)        (15,078)           (4,551)        (26,461)
                                      -------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       FROM CAPITAL SHARE
                                       TRANSACTIONS                      $  22,639                         $ (10,466)
                                      -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6    FINANCIAL FUTURES       The Fund has entered into exchange traded financial
     CONTRACTS               futures contracts in order to help protect it from
                             anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At October 31, 1996, the market value of assets pledged by the fund to cover margin requirements for open futures positions was $458,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures position open at October 31, 1996 (in thousands):

                                                                   FACE       EXPIRATION     LOSS AT
                             TYPE                                 AMOUNT        MONTH        10/31/96
                             ------------------------------------------------------------------------
                             U.S. Treasury Securities             $10,716    December '96      $(28)

--------------------------------------------------------------------------------
7    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect it from a decline in the
                             value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 1996, the Fund had the following forward foreign currency contracts outstanding with settlement dates in November, 1996 (in thousands):

                                     FOREIGN CURRENCY            CONTRACT AMOUNT     UNREALIZED GAIN (LOSS)
                                     TO BE DELIVERED             IN U.S. DOLLARS          AT 10/31/96
                             ------------------------------------------------------------------------------
                                   4,056 Australian Dollars          $ 3,212                $    (12)
                             ------------------------------------------------------------------------------
                                  26,676 Austrian Shillings            2,502                      16
                             ------------------------------------------------------------------------------
                                 235,954 Belgium Francs                7,567                     (44)
                             ------------------------------------------------------------------------------
                                  10,460 British Pounds               17,025                    (509)
                             ------------------------------------------------------------------------------
                                  12,711 Canadian Dollars              9,489                     (65)
                             ------------------------------------------------------------------------------
                                  29,908 Danish Kroner                 5,132                     (22)
                             ------------------------------------------------------------------------------
                                  15,449 Dutch Guilders                9,086                     (99)
                             ------------------------------------------------------------------------------
                                   5,950 Finnish Markka                1,310                      (7)
                             ------------------------------------------------------------------------------
                                 100,662 French Francs                19,650                    (167)
                             ------------------------------------------------------------------------------
                                  44,605 German Marks                 29,411                    (197)
                             ------------------------------------------------------------------------------
                                     666 Irish Punts                   1,084                     (16)
                             ------------------------------------------------------------------------------
                              28,721,652 Italian Lira                 18,899                     (93)
                             ------------------------------------------------------------------------------
                                     683 New Zealand Dollars             482                      (1)
                             ------------------------------------------------------------------------------
                                   4,758 Norwegian Kroner                744                       2
                             ------------------------------------------------------------------------------
                                 115,333 Portuguese Escudos              753                     (12)
                             ------------------------------------------------------------------------------
                                 938,488 Spanish Pesetas               7,344                     (65)
                             ------------------------------------------------------------------------------
                                  34,496 Swedish Kroner                5,245                     (11)
                             ------------------------------------------------------------------------------
                                         NET UNREALIZED LOSS                                $ (1,302)
                             ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              -------------------------------------------------
                                                                   CLASS A
                                              -------------------------------------------------
                                                         YEAR ENDED OCTOBER 31,
                                              1996      1995      1994     1993      1992
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year            $5.98      5.77     6.23      5.65      5.47
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .46       .55      .52       .59       .63
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency           .12       .16     (.45)      .58       .14
-----------------------------------------------------------------------------------------------
Total from investment operations                .58       .71      .07      1.17       .77
-----------------------------------------------------------------------------------------------
Less distribution from net investment
  income                                        .57       .50      .53       .59       .59
-----------------------------------------------------------------------------------------------
Net asset value, end of year                  $5.99      5.98     5.77      6.23      5.65
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                  10.27%    12.90     1.02     21.60     14.59
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                       1.03%     1.09     1.12      1.10      1.19
-----------------------------------------------------------------------------------------------
Net investment income                          7.72      9.43     8.81      9.74     11.02
-----------------------------------------------------------------------------------------------

                                              -------------------------------
                                                          CLASS B
                                              -------------------------------
                                                YEAR ENDED         MAY 31 TO
                                                OCTOBER 31,       OCTOBER 31,
                                              1996      1995         1994
-----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------
Net asset value, beginning of period          $5.98      5.77         5.94
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .41       .49          .19
-----------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments and foreign currency           .12       .16         (.17)
-----------------------------------------------------------------------------
Total from investment operations                .53       .65          .02
-----------------------------------------------------------------------------
Less distribution from net investment
  income                                        .52       .44          .19
-----------------------------------------------------------------------------
Net asset value, end of period                $5.99      5.98         5.77
-----------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                  9.23%    11.87          .35
-----------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------
Expenses                                       1.96%     2.04         1.97
-----------------------------------------------------------------------------
Net investment income                          6.79      8.48         8.01
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                CLASS C                  CLASS I
                                                     ----------------------------------------------
                                                                                       NOVEMBER 22,
                                                        YEAR ENDED       MAY 31 TO       1995 TO
                                                       OCTOBER 31,      OCTOBER 31,    OCTOBER 31,
                                                     1996       1995       1994            1996
-----------------------------------------------------------------------------------    ---------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------    ---------
Net asset value, beginning of period                 $6.00       5.79       5.95            5.98
-----------------------------------------------------------------------------------    ---------
Income from investment operations:
  Net investment income                                .41        .50        .20             .45
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     .12        .16       (.17)            .12
-----------------------------------------------------------------------------------    ---------
Total from investment operations                       .53        .66        .03             .57
-----------------------------------------------------------------------------------    ---------
Less distribution from net investment income           .52        .45        .19             .55
-----------------------------------------------------------------------------------    ---------
Net asset value, end of period                       $6.01       6.00       5.79            6.00
-----------------------------------------------------------------------------------    ---------
TOTAL RETURN (NOT ANNUALIZED)                         9.33%     11.95        .55           10.01
-----------------------------------------------------------------------------------    ---------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------    ---------
Expenses                                              1.86%      1.86       1.96            1.27
-----------------------------------------------------------------------------------    ---------
Net investment income                                 6.89       8.68       8.02            7.48
-----------------------------------------------------------------------------------    ---------


-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED OCTOBER 31,
                                                      1996         1995          1994          1993          1992
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)            $778,752       754,222       738,014       328,512       244,620
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  310%          286           179            80            57
-------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

TRUSTEES&OFFICERS

TRUSTEES                                        OFFICERS


STEPHEN B. TIMBERS                              J. PATRICK BEIMFORD, JR.
President and Trustee                           Vice President

DAVID W. BELIN                                  ROBERT S. CESSINE
Trustee                                         Vice President

LEWIS A. BURNHAM                                CHARLES R. MANZONI, JR.
Trustee                                         Vice President

DONALD L. DUNAWAY                               MICHAEL A. MCNAMARA
Trustee                                         Vice President

ROBERT B. HOFFMAN                               JOHN E. NEAL
Trustee                                         Vice President

DONALD R. JONES                                 HARRY E. RESIS, JR.
Trustee                                         Vice President

DOMINIQUE P. MORAX                              JONATHAN W. TRUTTER
Trustee                                         Vice President

SHIRLEY D. PETERSON                             RICHARD L. VANDENBERG
Trustee                                         Vice President

WILLIAM P. SOMMERS                              PHILIP J. COLLORA
Trustee                                         Vice President
                                                and Secretary

                                                JEROME L. DUFFY
                                                Treasurer

                                                ELIZABETH C. WERTH
                                                Assistant Secretary

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LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601
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SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141
                              1-800-621-1048
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CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105
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INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606
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INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              222 Riverside Plaza  Chicago, IL 60606
                              http://www.kemper.com



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KDIF - 2 (12/96)   1026010
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